                                                                   Exhibit 10.91


                              OFFICER'S CERTIFICATE

         The undersigned, Timothy C. Moses, hereby certifies that he is the President and Chief Executive Officer of BioShield Technologies, Inc., a Georgia corporation (the "COMPANY") and that, as such, he is authorized to execute, this Officer's Certificate on behalf of the Company and with reference to that certain Securities Purchase Agreement dated as of June 14, 2000, (the "AGREEMENT")

         1. The representations and warranties made by the Company in Section 3 of the Agreement are true and correct as of the date of this Certificate. The capitalization of the Company disclosed on Schedule 3(c) of the Agreement has not changed.

         2. All of the Company's obligations specified in the Agreement to be satisfied at or prior to a Closing thereunder have been satisfied or performed.

         3. There have been no adverse change in the business, affairs, prospects, operations, properties, assets or condition of a Company since June 30, 1999, the date of the Company's most recent audited financial statements.

         IN WITNESS WHEREOF, the undersigned has executed this certificate on June 14, 2000.

                                  BIOSHIELD TECHNOLOGIES, INC.

                                  By:______________________________________
                                  Name:    Timothy C. Moses
                                  Title:   President and Chief Executive Officer